Exhibit 99.8

EMPLOYEE FREQUENTLY ASKED QUESTIONS

Why is this transaction good for employees?

It should open up new opportunities for our employees because we’re doing this transformational deal to help us grow faster than we have been. For example:

•	We’ll be able to fill some key positions we haven’t been able to fill in the past due to the budget constraints of a smaller company.

•	We’ll be able to cross-sell things we have and they don’t – such as our SP Plus® services, Click and Park, etc. – to potentially 2,200 new locations.

•

Similarly, we’ll be able to use the excellent suite of customer-facing products and services they have that we don’t – such as their customer call centers, Focus Point remote management division and the like – to further enhance the high level of service our parking customers and clients already receive.

•	Together we’ll be able to invest in technology and product development more heavily than either company could individually because right now we’re each spending money developing the same things.

Will there be personnel reductions?

Virtually all field employees working at our operating locations won’t see any change in their daily responsibilities or their interactions with their managers as a result of this merger.

Less than 2% of our combined workforce is likely to be affected, primarily in management overlap positions and in connection with any consolidation of back office processes that may occur. Know, however, that where possible, the company intends to attempt to find other positions within the company for qualified employees whose existing positions will be eliminated.

Over the next several months, we will finalize plans for the organization’s future structure. Specifics related to employee retention programs and separations will be announced in due course.

The combined company’s corporate headquarters will be in Chicago, but Nashville is expected to continue as an important support office. Post-closing, Standard Parking Corporation and Central Parking Corporation will engage in careful, considered planning in our combined efforts to ensure a seamless integration.

When will employees know if they will lose their jobs?

The signing of the Agreement and Plan of Merger with Central Parking is only the first step in a lengthy process. Over the next several months, we will finalize plans for the organization’s future structure, which will include these types of personnel decisions. Specifics related to employee retention programs and separations will be announced in due course.

EMPLOYEE FREQUENTLY ASKED QUESTIONS

Will employees retain their current titles post-integration?

The signing of the Agreement and Plan of Merger with Central Parking is only the first step in a lengthy process. While some individuals may be asked to assume different roles with a different title, we won’t know how many or who until we finalize plans for the organization’s future structure. Personnel decisions will be communicated in due course.

Will any employees be reassigned to other positions or be asked to transfer?

The signing of the Agreement and Plan of Merger with Central Parking is only the first step in a lengthy process. While some individuals may be reassigned or asked to move, we won’t know how many or who until we finalize plans for the organization’s future structure. Personnel decisions will be communicated in due course.

Will there be any changes to compensation and benefits?

The signing of the definitive Agreement and Plan of Merger with Central Parking is only the first step in a lengthy process. Details regarding any changes to compensation or benefits will be finalized as part of the overall planning that will occur over the next few months and will be communicated to employees in due course.

Where will the company be headquartered after the close of the transaction?

The combined company’s corporate headquarters will be in Chicago. Nashville is expected to continue as an important support office.

What can Standard Parking and Central Parking employees expect for now?

Until the transaction is closed, the two companies will remain completely independent and will operate separately, just as they have in the past. Therefore, during this interim period, Standard Parking and Central Parking employees will see no change in their day-to-day responsibilities or in their interactions with their respective employers.

Accordingly, there should be no interruption in the quality of service provided to our respective clients and customers, and we will continue to service our clients and perform our obligations with the same quality and consistency as we always have.

The employees of each company should continue to build their respective brands, just as they have in the past. The more successful Standard Parking and Central Parking are during this interim period, the more successful the combined company will be, and the more opportunities will exist for all employees after the transaction closes.

As an employee, where can I get more information about this transaction?

If you have additional questions about how this transaction will affect you as an employee, please contact your manager or visit the dedicated transaction page on Standard Parking’s intranet from time to time for updated information.

EMPLOYEE FREQUENTLY ASKED QUESTIONS

Cautionary Note Regarding Forward-Looking Statements

This document contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected cost synergies and other anticipated benefits of the proposed merger of Standard Parking Corporation (“Standard”) and the parent of Central Parking Corporation (“Central”), the expected future operating results of the combined company, the expected timing of completion of the merger and the other expectations, beliefs, plans, intentions and strategies of Standard. Standard has tried to identify these statements by using words such as “expect,” “anticipate,” “believe,” “could,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project” and “will” and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management’s expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management’s control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors, including, but not limited to, the following: the risk that the proposed business combination transaction is not completed on a timely basis or at all; the ability to integrate Central into the business of Standard successfully and the amount of time and expense spent and incurred in connection with the integration; the risk that the economic benefits, cost savings and other synergies that Standard anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that Standard or Central may be unable to obtain antitrust or other regulatory clearance required for the transaction, or that required antitrust or other regulatory clearance may delay the transaction or result in the imposition of conditions that could adversely affect the operations of the combined company or cause the parties to abandon the transaction; intense competition; the loss, or renewal on less favorable terms, of management contracts and leases; and changes in general economic and business conditions or demographic trends.

For a detailed discussion of factors that could affect Standard’s future operating results, please see Standard’s filings with the Securities and Exchange Commission (the “SEC”), including the disclosures under “Risk Factors” in those filings. Except as expressly required by the federal securities laws, Standard undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances, future events or for any other reason.

Additional Information

The shares of Standard’s common stock to be issued as consideration under the merger agreement will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and, unless so registered, such shares may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This document does not constitute an offer to buy or sell securities, or a solicitation of any vote or approval, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Standard intends to file with the SEC a proxy statement and other relevant materials in connection with the proposed business combination transaction referenced in this document. Before making any voting decision with respect to the proposed transaction, Standard stockholders are urged to read the proxy statement when it becomes available, and as it may be amended from time to time, because it will contain important information regarding the proposed transaction. Standard’s stockholders may obtain a free copy of the proxy statement and other relevant materials, when available, and other documents filed by Standard with the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the proxy statement, when available, will be provided free of charge by Standard to all of its stockholders. Additional requests for proxy statements and other relevant materials should be directed to Standard Parking, Investor Relations, 900 N. Michigan Ave., Chicago, IL 60611 or by email at investor_relations@standardparking.com.

Standard and Central and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard’s stockholders with respect to the proposed transaction. Any interests of the executive officers and directors of Standard and Central in the proposed transaction will be described in the proxy statement, when it becomes available. For additional information about Standard’s executive officers and directors, see Standard’s proxy statement filed with the SEC on March 28, 2011.